Exhibit 10.9
INVESTOR RIGHTS AGREEMENT WAIVER
AND MODIFICATION
     This Investor Rights Agreement Waiver and Modification, dated as of July 24, 2008 (this “Modification”), amends the Investor Rights Agreement, dated as of May 29, 2007 (the “Agreement”), by and among AXS-One Inc., a Delaware corporation (the “Company”), and the purchasers listed on Schedule 1 attached thereto (the “Purchasers”). Terms not otherwise defined herein which are defined in the Agreement shall have the same respective meanings herein as therein.
     WHEREAS, the Registration Statement on Form S-3 originally filed pursuant to the Agreement (the “Original Registration”) is no longer effective;
     WHEREAS, Section 7(f) of the Agreement provides that the provisions of the Agreement may be amended and that departures, modifications and waivers may be given, by a writing signed by the Company and the holders of at least a majority of the Registrable Securities (as defined in the Agreement); and
     WHEREAS, the Company and the undersigned Purchasers, constituting holders of at least a majority of the Registrable Securities have agreed to modifications, departures and waivers with respect to certain provisions of the Agreement as specifically set forth in this Modification.
     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Waiver. Except as set forth in Section 2 below, the Purchasers hereby waive the past, present and future requirements under the Agreement , that the Company (a) keep the Original Registration continuously effective under the Securities Act during the Effectiveness Period and (b) until after the New Filing Date (as defined below), file such amendments, supplements or additional Registration Statements as may be necessary to keep the Registration Statement effective as to all Registrable Securities during the Effectiveness Period, in each case including, without limitation, pursuant to Sections 2 and 3(b) of the Agreement.
     2. Compliance Modification and Departure. The Company and the Purchasers hereby agree that the Company will file a new Registration Statement (the “New Registration Statement”) on or prior to May 29, 2009 (the “New Filing Date”) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective no later than the 60th calendar day following the Filing Date (or, in the event of a “review” by the Commission, the 90th calendar day following the Filing Date). The Effectiveness Period under the Agreement shall be tolled until the effective date of the New Registration Statement.

     3. Ratification. Except as expressly waived and modified hereby, all terms and conditions of the Agreement, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references to the Agreement shall hereafter refer to such Agreement, as modified hereby.
     4. Counterparts. This Modification may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. The executed signature pages hereto may be delivered by facsimile or other means of electronic image transmission, such a copy of any signature page hereto shall have the same force an effect as an original thereof.
     5. Governing Law. This Modification shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Modification as a document under seal as of the date first above written.

Company: AXS-ONE INC.
By:	/s/ Joseph P. Dwyer
	Name:	Joseph P. Dwyer
	Title:	CFO

Purchasers: BLUELINE CAPITAL PARTNERS, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

BLUELINE CAPITAL PARTNERS II, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

JURIKA FAMILY TRUST U/A 3/17/1989
By:	/s/ William K. Jurika
	Name:	William K. Jurika
	Title:	Trustee